Contingent assets and liabilities	12 Months Ended
Dec. 31, 2020
Contingent assets and liabilities
Contingent assets and liabilities

28. Contingent assets and liabilities

On January 4, 2021, we closed the sale of our Croatian subsidiary Fidelta. Selvita acquired 100% of the outstanding shares in Fidelta for a total consideration of €37.1 million including customary adjustments for net cash and working capital. In accordance with common practice, we gave representations and warranties which are capped and limited in time.

In December 2015, we entered into a license and collaboration agreement to co-develop filgotinib with Gilead in rheumatoid arthritis, Crohn’s disease, ulcerative colitis and other indications.  This agreement was revised a first time in August 2019 and in December 2020, we agreed to further revise this agreement. Under the terms of the new arrangement, we will assume all development, manufacturing, commercialization and certain other rights for filgotinib in Europe. Beginning on January 1, 2021, we will bear the future development costs for certain studies, in lieu of the equal cost split contemplated by the previous agreement. The existing 50/50 global development cost sharing arrangement will continue for certain other studies.

All commercial economics on and commercialization responsibilities for filgotinib in Europe will transfer to us as of January 1, 2022, subject to payment by us of tiered royalties of 8 to 15% of net sales in Europe to Gilead, starting in 2024. In connection with the amendments to the existing arrangement for the commercialization and development of filgotinib, Gilead has agreed to irrevocably pay us €160 million, subject to certain adjustments for higher than budgeted development costs. Gilead paid €35 million in January 2021 and will pay an additional €75 million in 2021 and will pay €50 million in 2022. In addition, we will no longer be eligible to receive any future milestone payments relating to filgotinib in Europe. However, we will remain eligible to receive tiered royalty percentages ranging from 20% to 30% on Gilead's global net sales of filgotinib outside of Europe and future development and regulatory milestone-based payments of up to $295 million and sales-based milestone payments of up to $600 million. We achieved two milestones under the first revised agreement in September 2020 totaling $105 million.

As a result of the Option, License and Collaboration agreement signed with Gilead in July 2019, we share further development costs for GLPG1690 equally with Gilead. We were also entitled to an additional milestone for GLPG1690 upon approval in the United States and we were eligible to receive tiered royalties ranging from 20-24% on net sales of GLPG1690 by Gilead in all countries outside Europe. In February 2021, we and Gilead announced our decision to discontinue all ongoing development activities with GLPG1690.

As explained in the summary of the significant transaction in note 2 to our consolidated financial statements, Gilead received exclusive option rights to acquire a license on compounds. Exercising such an option would trigger an opt-in payment, a 50-50 cost share mechanism for the future development activities, potential future development and sales based milestones and royalties.